UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 20, 2007
                 ----------------------------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)

         Colorado                          0-11485               84-1072256
 ---------------------------       ----------------------       -------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
             ------------------------------------------------------
                         Registrant's telephone number,
                              including area code:

                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective August 20, 2007, Janice Marie Blue resigned as Accelr8 Technology Corporation's (the "Corporation") Controller and principal accounting officer. On August 24, 2007, the Corporation appointed Bruce H. McDonald as the principal accounting officer.

     Bruce H. McDonald, age 57, has served as the principal of and a certified public accountant for McDonald & Associates, P.C. from 1985 to the present. Mr. McDonald holds a Bachelor of Science degree in Accounting from Indiana University. Mr. McDonald is a Certified Public Accountant licensed in the State of Colorado.

     There are no related party transactions between the Corporation and Mr. McDonald or members of his immediate family as described in Regulation S-B 404(a).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  August 24, 2007              ACCELR8 TECHNOLOGY CORPORATION

                                    By:  /s/  Thomas V. Geimer
                                        ----------------------------------------
                                      Thomas V. Geimer, Chief Executive Officer